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                           EXHIBIT 21.1

    SUBSIDIARIES OF American Business Financial Services, Inc.

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                                                                                             JURISDICTION
           PARENT                                    SUBSIDIARY                            OF INCORPORATION
------------------------------      --------------------------------------------     -----------------------------
American Business Financial         American Business Credit, Inc. ("ABC")           Pennsylvania
  Services, Inc. ("ABFS")
ABC, HAC, ABMS                      ABFS Balapointe, Inc.                            Delaware
ABFS                                ABFS Residual Holding II, Inc.                   Delaware
ABFS                                ABFS 2003-1, Inc.                                Delaware
ABFS                                ABFS 2002-1, Inc.                                Delaware
ABFS                                ABFS 2002-2, Inc.                                Delaware
ABFS                                ABFS 2002-3, Inc.                                Delaware
ABFS                                ABFS 2002-4, Inc.                                Delaware
ABFS                                ABFS 2001-1, Inc.                                Delaware
ABFS                                ABFS 2001-2, Inc.                                Delaware
ABFS                                ABFS 2001-3, Inc.                                Delaware
ABFS                                ABFS 2001-4, Inc.                                Delaware
ABFS                                ABFS 2000-1, Inc.                                Delaware
ABFS                                ABFS 2000-2, Inc.                                Delaware
ABFS                                ABFS 2000-3, Inc.                                Delaware
ABFS                                ABFS 2000-4, Inc.                                Delaware
ABFS                                ABFS OSO, Inc.                                   Delaware
ABC                                 American Business Mortgage Services, Inc.        New Jersey
                                      (formerly New Jersey Mortgage and
                                      Investment Corp.) ("ABMS")
ABC                                 Processing Service Center, Inc.                  Pennsylvania
ABC                                 HomeAmerican Credit, Inc. ("HAC")(1)             Pennsylvania
ABC                                 HomeAmerican Consumer Discount Company           Pennsylvania
ABC                                 American Business Leasing, Inc. ("ABL")          Pennsylvania
ABC                                 Tiger Relocation Company                         Pennsylvania
ABC                                 Marion's Management Corp.                        Delaware
ABC                                 August Advertising Agency Inc.                   Pennsylvania
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                                                                                             JURISDICTION
           PARENT                                    SUBSIDIARY                            OF INCORPORATION
------------------------------      --------------------------------------------     -----------------------------
ABFS                                ABFS 1996-1, Inc.                                Delaware
ABFS                                ABFS 1996-2, Inc.                                Delaware
ABFS                                ABFS 1997-1, Inc.                                Delaware
ABFS                                ABFS 1997-2, Inc.                                Delaware
ABFS                                ABFS 1998-1, Inc.                                Delaware
ABFS                                ABFS 1998-2, Inc.                                Delaware
ABFS                                ABFS 1998-3, Inc.                                Delaware
ABFS                                ABFS 1998-4, Inc.                                Delaware
ABFS                                ABFS 1999-1, Inc.                                Delaware
ABFS                                ABFS 1999-2, Inc.                                Delaware
ABFS                                ABFS 1999-3, Inc.                                Delaware
ABFS                                ABFS 1999-4, Inc.                                Delaware
ABFS                                ABFS 1998-A-1, Inc.                              Delaware
ABFS                                ABFS 1998-A-2, Inc.                              Delaware
ABFS                                ABFS Special Purpose Management, Inc.            Delaware
ABFS                                Upland Corporation                               Utah
ABFS                                ABFS Millenium, Inc.                             Delaware
ABFS                                ABFS Residual Holding, Inc.                      Delaware
ABC, HAC & ABMS                     ABFS Greenmont, Inc.                             Delaware
ABC, HAC & ABMS                     ABFS 1999-A-1, Inc.                              Delaware
ABC, HAC & ABMS                     ABFS 1999-A-2, Inc.                              Delaware
ABC                                 NJLQ Holdings Inc.                               New Jersey
ABMS                                Federal Leasing Corp. ("FLC")                    New Jersey
ABL and FLC                         ABFS Finance LLC                                 Delaware
ABL and FLC                         ABFS Residual LLC                                Delaware
ABL                                 ABFS Finance LLC, 1999-A                         Delaware
ABL                                 ABFS Residual LLC, 1999-A                        Delaware
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                                                                                             JURISDICTION
           PARENT                                    SUBSIDIARY                            OF INCORPORATION
------------------------------      --------------------------------------------     -----------------------------
ABL                                 American Business Lease Funding                  Delaware
                                      Corporation
FLC                                 FLC Financial Corp.                              Delaware
FLC                                 FLC Financial Corp. II                           Delaware


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(1) HomeAmerican Credit, Inc. is doing business as Upland Mortgage.